UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

DarkPulse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18730	87-0472109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8760 Virginia Meadows Dr. Manassas, Virginia	20109
(Address of principal executive offices)	(Zip Code)

(800) 436-1436

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective September 27, 2018, the Companyentered into a securities purchase agreement with Auctus Fund, LLC, a Delaware limited liability company (“Auctus”), providing for and issuing to Auctus a convertible promissory note in the aggregate principal amount of $100,000, with a $7,500 original issue discount and $2,750 in legal expenses due to Auctus and its legal counsel, and $89,750 due to DarkPulse, with the note funded to the Company on September 27, 2018. The note bears interest at the rate of 8% per annum, is due and payable on June 25, 2019, and may be converted by Auctus at any time after funding into shares of Company common stock at a conversion price equal to 70% of the lowest traded price of the Company’s common stock during the 20 prior trading days.

Effective September 28, 2018, DarkPulse, Inc. (the “Company”) entered into a securities purchase agreement with EMA Financial, LLC, a Delaware limited liability company (“EMA”), providing for and issuing to EMA a convertible promissory note in the aggregate principal amount of $100,000, with a $6,000 original issue discount and $4,000 in legal expenses due to EMA, and $90,000 due to DarkPulse, with the note funded to the Company on September 28, 2018. The note bears interest at the rate of 8% per annum, is due and payable on June 25, 2019, and may be converted by EMA at any time after funding into shares of Company common stock at a conversion price equal to the lower of $0.25, or 70% of the lower of the lowest traded price or closing bid price of the Company’s common stock during the 20 prior trading days.

The foregoing descriptions of the notes are qualified by reference to the full text of notes, which are attached hereto as Exhibits 10.1 and 10.2 to, and incorporated by reference in, this Item 1.01.

ITEM 2.03	CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The notes were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, EMA and Auctus were accredited investors, and the transactions did not involve a public offering.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

10.1	Convertible Promissory Note issued to EMA dated September 25, 2018, and effective September 28, 2018
10.2	Convertible Promissory Note issued to Auctus dated September 25, 2018, and effective September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DarkPulse, Inc.

Dated: October 5, 2018	By:	/s/ Dennis M. O’Leary
Dennis M. O’Leary
CEO & Chairman

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